EXHIBIT 10.59

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS EVIDENCED BY AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY.

                             LASERSIGHT INCORPORATED

                          COMMON STOCK PURCHASE WARRANT

                  ---------------------------------------------

                  This warrant (this "Warrant") certifies that, for good and valuable consideration, LASERSIGHT INCORPORATED, a Delaware corporation (the "Company"), grants to HELLER HEALTHCARE FINANCE, INC., a Delaware corporation, or its permitted assigns (the "Warrantholder"), the right to subscribe for and purchase from the Company, at any time during the Exercise Period (as defined herein), 243,750 validly issued, fully paid and nonassessable shares of Common Stock (the "Warrant Shares"), at the exercise price per share of $3.15 (the "Exercise Price"), all subject to the terms, conditions and adjustments herein set forth. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Articles III and VI.

I.                DEFINITIONS

                  1.1      Definitions.  As used  herein,  unless the context
                           -----------
otherwise requires, the followingterms have the following respective meanings:

                           "Affiliate"  means  with  respect  to  a  specified
                            ---------
person,   any  person  directly  orindirectly controlling, controlled by, or under common control with the specified person, including without limitation its stockholders and any affiliates. A person shall be deemed to control a corporation if the person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation whether through the ownership of voting securities, by contract, or otherwise.

                           "Board of Directors" means the Board of Directors of
                            ------------------
the Company.

                           "Business Day" means any day other than a Saturday,
                            ------------
Sunday or a day on which financial institutions are authorized or required by law to close in the State of Maryland.

                           "Capital  Event"  means:  (a) any sale,  lease,
                            --------------
exchange or other transfer of all or substantially all of the property, assets or business of the Company; (b) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary; (c) any merger, consolidation or other business combination to which the Company is a party and which the holders of the voting securities of the Company immediately prior to such merger, consolidation or other business combination own, directly or indirectly, less than a majority of the outstanding voting securities of the urviving entity immediately following such transaction; or (d) any Person or group (as such term is used in Section 13(d) of the Exchange Act) of Persons, other than Affiliates of the Company, acquiring beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing fifty percent (50%) or more of the voting securities of the Company then Outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

                           "Common Stock" means the common stock, par value
                            ------------
$0.001 per share, of the Company.

                           "Exchange Act" mean the Securities Exchange Act of
                            ------------
1934, as amended from time to time.

                           "Fair  Market  Value"  means,  with  respect  to a
                            -------------------
share of Common Stock on any date, either: (a) if there shall not then be a public market for the Common Stock, the fair market value per share of Common Stock as determined by the Board of Directors in good faith exercising its fiduciary duties; or (b) if there shall then be a public market for the Common Stock, the average of the Daily Market Prices (as defined below) for the five
(5) consecutive Business Days immediately prior to such date. The "Daily Market Price" for each such Business Day shall be: (i) the last sale price on such day on the principal stock exchange or the NASDAQ National Market System (the "NASDAQ-NMS") on which the Common Stock is then listed or admitted to trading;
(ii) if no sale takes place on such day on any such exchange or the NASDAQ-NMS, the average of the last reported closing bid and ask prices on such day as officially quoted on any such exchange or the NASDAQ-NMS; (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ-NMS, the average of the last reported closing bid and ask prices on such day in the over-the-counter market as furnished by the NASDAQ or the National Quotation Bureau, Inc.; (iv) if neither NASDAQ nor the National Quotation Bureau, Inc. is, at the time, engaged in the business of reporting bid and ask prices, as furnished by any similar firm then engaged in such business; or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers (the "NASD") selected by the Warrantholder and the Company or, if they cannot agree upon such selection, the average furnished by two such members of the NASD, one of which shall be selected by the Warrantholder and one of which shall be selected by the Company.

                           "Governmental   Authority"   means  any  foreign,
                            ------------------------
federal,   state,   local  or  other governmental authority or regulatory body having jurisdiction over the Company, its Affiliates and the Warrantholder.

                           "Outstanding"  means,  when used with reference to
                            -----------
Common Stock, on any date, all issued shares of Common Stock on such date, except shares then owned or held by or for the account of the Company, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                           "Person"  means  any  individual,  firm,
                            ------
corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                           "Registration  Rights Agreement" means the
                            ------------------------------
Registration Rights Agreement, dated as of March 12, 2001 by and between the Company and the Warrantholder, as amended from time to time.

                           "Securities Act" means the Securities Act of 1933, as
                            --------------
amended from time to time.

II.               EXERCISE OF WARRANT

                  2.1      Exercise  Period.  The  Warrantholder  may  exercise
                           ----------------
this Warrant on any Business Day starting the date hereof and ending at 5:00 p.m., Eastern Standard Time, on March 12, 2004 (the "Exercise Period"), for all or any part of the Warrant Shares.

                  2.2      Exercise Procedure. To exercise this Warrant, the
                           ------------------
Warrantholder shall deliver to the Company at its address set forth in Section 11.5: (a) payment of the aggregate Exercise Price (as defined above); (b) an executed Notice of Exercise in substantially the form attached hereto as Annex I, with the Warrantholder's signature either notarized or guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program; and (c) this Warrant. Upon receipt of the aggregate Exercise Price and the required deliverables pursuant to the preceding sentence, the Company shall, as promptly as is practicable (and in any event within five
(5) Business Days thereof) deliver to the Warrantholder duly executed certificate(s) representing the aggregate number of full Warrant Shares issuable upon such exercise together with cash in lieu of any fraction of a Warrant Share, as provided in Section 2.5. Such stock certificate(s) shall be in such denominations and registered in the name(s) set forth in the Notice of Exercise, subject to applicable laws and transfer restrictions. The Warrantholder shall be deemed to have become a holder of record of such Warrant Shares for all purposes as of the date on which all required deliverables pursuant to this Section 2.2 have been received by the Company and all taxes required to be paid by the Warrantholder, if any, pursuant to Section 2.4 have been paid. If this Warrant shall have been exercised in part, the Company shall deliver to the Warrantholder a new warrant evidencing the rights of the Warrantholder to purchase the remaining Warrant Shares issuable (which shall in all other respects be identical to this Warrant).

                  2.3      Payment of Exercise Price. Subject to the terms and
                           -------------------------
conditions set forth herein, this Warrant may be exercised, in whole or in part, by the Warrantholder at any time during the Exercise Period by delivery of the required deliverables pursuant to Section 2.2, along with either:

                           (a)      the delivery by certified  check or by wire
transfer of immediately available funds to the account of the Company of the aggregate exercise price of this Warrant (as computed by multiplying (i) the Exercise Price as of such date by (ii) the number of Warrant Shares for which the Warrantholder is exercising this Warrant); or

                           (b)      the  surrender to the Company of this
Warrant in which event the Warrantholder shall receive a number of Warrant Shares equal to the product of (x) the number of Warrant Shares for which this Warrant is being surrendered by the Warrantholder and (y) a fraction (A) the numerator of which is the difference between the Exercise Price and the Fair Market Value per share of Common Stock as of the date of such exercise, and (B) the denominator of which is the Fair Market Value per share of Common Stock as of the date of such exercise.

                  2.4      Payment of Taxes. The Company shall pay all expenses,
                           ----------------
taxes and other governmental charges with respect to the issue or delivery of the Warrant Shares, unless such tax or charge is required by law to be imposed upon the Warrantholder. The Company shall not be required, however, to pay any transfer tax or other similar charge imposed in connection with the issue of any certificate for Warrant Shares in any name other than that of the Warrantholder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

                  2.5      Fractional Shares. The Company shall not be required
                           -----------------
to issue any fractional Warrant Shares upon exercise of this Warrant. As to any fractional Warrant Share that the Warrantholder would otherwise be entitled to purchase upon its exercise, in whole or in part of this Warrant, the Company shall make a cash payment in an amount equal to the product of (a) the Fair Market Value per share of Common Stock on the date of exercise multiplied by (b) the fraction of a share.

III.              ADJUSTMENTS

                  3.1      Introduction. The number of Warrant Shares and the
                           ------------
Exercise Price of this Warrant shall be subject to adjustment from time to time as set forth in this Article III. The Company shall give the Warrantholder notice of any event described below which requires an adjustment pursuant to this Article III in accordance with Section 4.2.

                  3.2      Adjustment of Exercise Price and Warrant Shares for
                           ---------------------------------------------------
Stock Dividends, Subdivisions and Combinations. If, at any time during the
----------------------------------------------
Exercise Period, the Company shall: (a) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock; (b) subdivide or split its Outstanding shares of Common Stock into a larger number of shares of Common Stock; or (c) combine or reclassify its Outstanding shares of Common Stock into a smaller number of shares of Common Stock, then: (i) the number of Warrant Shares for which this Warrant is exercisable upon the occurrence of any such event shall be adjusted to equal the product of (A) the number of Warrant Shares (without giving effect to such event) multiplied by (B) a fraction the numerator of which is the number of Outstanding shares of Common Stock after giving effect to such event and the denominator of which the number of Outstanding shares of Common Stock without giving effect to such event; and (ii) the Exercise Price shall be adjusted to equal the product of (A) the Exercise Price (without giving effect to such adjustment) multiplied by (B) a fraction the numerator of which is the number of Warrant Shares without giving effect to such event and the denominator of which is the number of Warrant Shares after giving effect to such event.

                  3.3      Adjustment of Exercise Price and Warrant Shares Upon
                  -------------------------------------------------------------
Certain Distributions. If, at any time during the Exercise Period, the Company
---------------------
shall distribute to all holders of shares of Common Stock cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets or rights or warrants to subscribe for or purchase securities of the Company (excluding distributions that result in adjustment pursuant to Section 3.2) (the "Distributed Items"), then the Exercise Price shall be adjusted according to the following formula:

  Exercise Price =  Exercise Price x (Fair Market Value of a Warrant Share -
                    ---------------------------------------------------------
                            FMV of Distributed Items)
                            -------------------------
                      Fair Market Value of a Warrant Share

                  For purposes of this Section 3.3, the term "FMV of Distributed Items" shall mean the fair market value of the Distributed Items to which the holder of one share of Common Stock would be entitled to receive in such distribution, as determined by the Board of Directors in good faith exercising their fiduciary duties.

                  Upon the occurrence of an adjustment of the Exercise Price pursuant to this Section 3.3, the number of Warrant Shares shall be adjusted according to the following formula:

  (Warrant Shares) = Warrant Shares x Exercise Price (without adjustment)
  -----------------------------------------------------------------------
                   Exercise Price (giving effect to adjustment)

                  3.4      When  Adjustments  Are To Be Made.  Adjustments
                           ---------------------------------
pursuant to this Article III shall be made whenever and as often as any event necessitating an adjustment shall occur, except that any such adjustment may be postponed until the earlier of: (a) three years following the date of such event; or (b) the date of exercise of this Warrant, in neither case, if such adjustment either by itself or together with other such adjustments not previously made would add or subtract less than one percent (1%) of the number of Warrant Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any such postponed adjustment shall be carried forward and made on the earliest of: (x) the date of exercise of this Warrant;
(y) the date on which such postponed adjustment, together with any other required but unmade adjustments, would result in an adjustment of sufficient magnitude to be required to be made pursuant to this Section 3.4; or (z) three years following the date of the event necessitating the adjustment. For the purpose of this Section 3.4, an event necessitating an adjustment shall be deemed to have occurred at the close of business on the date of its occurrence.

IV.               NOTICES TO THE WARRANTHOLDER

                  4.1      Notice of Capital Event. If, at any time during the
                           -----------------------
Exercise Period, there shall be a Capital Event and such Capital Event shall have been publicly disclosed, then, not less than sixty (60) days prior to the anticipated consummation date of such Capital Event, the Company shall notify the Warrantholder and such notice shall: (a) set forth, in reasonable detail, the circumstances surrounding the Capital Event; (b) set forth, if applicable, the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Capital Event; and (c) if applicable, identify the number and kind of other shares of stock or other securities or property for which the warrant of the Successor (as defined in Section 6.2) issued to the Warrantholder in exchange for this Warrant upon such Capital Event pursuant to Section 6.2 will be exercisable.

                  4.2      Notice of Adjustments. Whenever an event
                           ---------------------
necessitating an adjustment to this Warrant pursuant to Article III occurs (regardless of whether such adjustment may be postponed pursuant to Section 3.4), the Company shall, not less than thirty (30) days prior to the occurrence of the event necessitating such adjustment, deliver to the Warrantholder a certificate executed by an officer of the Company: (a) setting forth, in reasonable detail, the event necessitating such adjustment and the method by which such adjustment will be calculated; and (b) specifying the number of Warrant Shares and the Exercise Price, in each case giving effect to the adjustment.

                  4.3      Maintenance of Officers' Certificates. The Company
                           -------------------------------------
shall keep at its office located at the address set forth in Section 11.5 copies of all officers' certificates provided to the Warrantholder pursuant to Sections 4.1, 4.2 and 4.3 and cause the same to be available for inspection at said office during normal business hours by the Warrantholder or any prospective purchaser of this Warrant designated by the Warrantholder.

V.                RESTRICTIONS ON TRANSFER

                  5.1      Restrictions on Transfer. The Warrantholder, by its
                           ------------------------
acceptance of this Warrant, agrees to be bound by the provisions of this Article V and acknowledges and confirms that this Warrant and any Warrant Shares issued or issuable upon exercise of all or part of this Warrant have not been registered under the Securities Act or any applicable state securities laws, and may not be sold or transferred except in compliance with and subject to the Securities Act and such state securities laws. Unless and until the Warrant Shares have been transferred in a transaction registered under the Securities Act and such state securities laws, the Company may require, as a condition to effecting any sale or transfer of this Warrant or the Warrant Shares on the books of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that an exemption from registration under the Securities Act and such state securities laws is available for the proposed transfer or assignment. Any purported sale or transfer of this Warrant and/or such Warrant Shares shall be null and void unless made in compliance with the conditions set forth in this Article V.

                  5.2      Restrictive Legend. Except as provided in Section
                           ------------------
5.3, this Warrant and any warrant of the Company issued in exchange or replacement for this Warrant and any certificates representing the Warrant Shares or other securities issued pursuant to this Warrant shall be stamped or otherwise imprinted with a legend in substantially the form set forth in capital letters at the top of the first page of this Warrant.

                  5.3      Termination of Restrictions. The restrictions imposed
                           ---------------------------
by this Article V upon the transferability of this Warrant and the Warrant Shares, and the legend requirements of Section 5.2, shall terminate as to this Warrant or any Warrant Shares: (a) when and so long as the Warrant Shares shall have been transferred in a transaction registered under the Securities Act; or
(b) when the Company shall have received an opinion of counsel reasonably satisfactory to it that the Warrant Shares do not constitute "restricted securities" within the meaning of Rule 144 of the Securities Act. Whenever the legend requirements imposed by Section 5.2 shall terminate as to this Warrant or any Warrant Shares, the holder of this Warrant or such Warrant Shares shall be entitled to receive from the Company promptly, at the Company's expense, a new warrant or a new stock certificate representing such Warrant Shares, as the case may be, not bearing the restrictive legend described in Section 5.2.

                  5.4      Compliance with Securities Laws. The Warrantholder,
                           -------------------------------
by its acceptance hereof, represents to the Company that this Warrant and any Warrant Shares purchased upon exercise of this Warrant are being acquired solely for the Warrantholder's own account, solely for an investment by the Warrantholder and not as a nominee for any other party, and not with a view for distribution or resale, that the Warrantholder will not offer, sell or otherwise dispose of this Warrant or any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of all or part of this Warrant, the Warrantholder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  5.5      Transfer Procedure. Subject to compliance with the
                           ------------------
other provisions of this Article V, transfer of this Warrant, in whole or in part, shall occur upon surrender of this Warrant at the principal office of the Company at the address set forth in Section 11.5, together with (a) a duly executed written Assignment in substantially the form attached hereto as Annex II, with Warrantholder's signature notarized or guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program, (b) funds sufficient to pay any transfer taxes payable upon the making of such transfer, and (c) if required, an opinion of counsel concerning the compliance of such transfer, if any, with the Securities Act and applicable state securities laws. Upon receipt of such items, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination(s) specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The assignor shall bear all expenses reasonably incurred by the Company in connection with such assignment.

                  5.6      Maintenance of Transfer Books. The Company agrees to
                           -----------------------------
maintain, at the principal office of the Company at the address set forth in
Section 11.5, books for the registration and the registration of transfer of this Warrant or any warrant of the Company issued in exchange for this Warrant.

VI.               CAPITAL EVENT

                  6.1      Election by the Warrantholder. Upon receipt by the
                           -----------------------------
Warrantholder of the certificate provided by an officer of the Company pursuant to Section 4.1 concerning a proposed Capital Event, the Warrantholder may elect to exercise that portion of this Warrant which has not, at that time, been exercised and receive in exchange for the resulting Warrant Shares the consideration per share that would be provided to any other holder of such number of shares of Common Stock. If the Warrantholder does not, by the time of consummation of such Capital Event, elect to exercise this Warrant in accordance with the previous sentence, the Company agrees to take all commercially reasonably actions to ensure that the Successor (as defined in Section 6.2) does not take any actions that would deny the Warrantholder its rights under this Warrant.

                  6.2      Issuance of New Warrant in Successor upon Capital
                           -------------------------------------------------
Event. Upon the consummation of any Capital Event, the successor or acquiring
-----
Person (the "Successor") to or in such Capital Event shall issue to the Warrantholder a new warrant of the Successor which shall include all material terms of this Warrant (including, without limitation, the adjustment provisions contained in Article III), except that such warrant shall provide for the purchase, at the Exercise Price per share, of the kind and amount of shares of common stock and other securities and property of the Successor (including, without limitation, cash) that would be received by a holder of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such Capital Event (including, on a pro rata basis, the cash, securities and property receivable by holders of shares of Common Stock in any tender or exchange offer that is a step in any such Capital Event).

                  6.3      Successive   Capital  Events.   The  provisions  of
                           ----------------------------
this  Article  VI  shall  apply  to successive Capital Events.


VII.              NO IMPAIRMENT; NECESSARY ACTIONS

                  The Company shall not by any action (including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action) avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company will: (a) use its commercially reasonable efforts to obtain all such authorizations, approvals, exemptions or consents from any Governmental Authority having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant (including, without limitation, making all necessary filings with such Governmental Authorities);
(b) take all necessary steps (including, without limitation, making appropriate amendments to its certificate of incorporation) to ensure that the Company has a sufficient number of authorized but unissued shares of Common Stock to provide for the issuance of the Warrant Shares; (c) reserve from such authorized but unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant; and (d) take all actions as may be necessary or appropriate to ensure that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, which shares of Common Stock are not subject to any preemptive rights and are free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issuance.

VIII.             SUPPLYING INFORMATION

                  During the time period that the transfer restrictions described in Article V are in effect the Company shall cooperate with the Warrantholder and each holder of Warrant Shares in supplying such information as may be reasonably necessary for such holders to complete and file any information reporting forms presently or hereafter required by the SEC and any state securities agency as a condition to the availability of an exemption under the Securities Act and any applicable state securities law for the sale of this Warrant or any Warrant Shares. In addition, the Company shall supply the Warrantholder at all times prior to full exercise of this Warrant with copies of all documents supplied by the Company to the holders of its Common Stock after the date hereof.

IX.               LOSS OR MUTILATION

                  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (a) in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company; or (b) in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

X.                RIGHTS OF THE WARRANTHOLDER UNDER THE REGISTRATION
                  RIGHTS AGREEMENT

                  Upon the Warrantholder's exercise of all or part of this Warrant and purchase of Warrant Shares, those Warrant Shares shall be considered to be "Registrable Securities" for all purposes under the Registration Rights Agreement.

XI.               MISCELLANEOUS

                  11.1     Entire  Agreement.  This Warrant  constitutes the
                           -----------------
entire agreement between the Company and the Warrantholder with respect to the Warrant.

                  11.2     Nonwaiver and Expenses. No course of dealing or any
                           ----------------------
delay or failure to exercise any right hereunder on the part of the Warrantholder shall operate as a waiver of such right or otherwise prejudice the Warrantholder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for under this Warrant, or fails to comply with any other provision of this Warrant, the Company shall pay to the Warrantholder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Warrantholder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  11.3     Binding Effect; No Third-Party Beneficiaries. This
                           --------------------------------------------
Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and permitted assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                  11.4     Section and Other  Headings.  The section and other
                           ---------------------------
headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant

                  11.5    Notices. All notices, demands and other communications
                          -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile transmission, courier service, overnight mail or personal delivery:


                 If to the Warrantholder:                             with a copy to:
                 -----------------------                              --------------

                 Heller Healthcare Finance, Inc.                      Hogan & Hartson, L.L.P.
                 2 Wisconsin Circle, 4th Floor                        555 Thirteenth Street, N.W.
                 Chevy Chase, Maryland  20815                         Washington, D.C. 20024
                 Attn:    Pascare Bissauthe, Senior Vice President    Attn:  Christopher J. Hagan
                 Tel:     (301) 961-1640                              Tel:     (202) 637-5771
                 Fax:     (301) 664-9866                              Fax:     (202) 637-5910

                 If to the Company:                                   with a copy to:
                 -----------------                                    --------------

                 LaserSight Incorporated                              The Lowenbaum Partnership
                 3300 University Blvd., Suite 140                     222 South Central, Suite 901
                 Winter Park, Florida 32792                           St. Louis, Missouri  63105
                 Attn:    Chief Financial Officer                     Attn:   Timothy L. Elliott, Esq.
                 Tel:     (407) 678-9900                              Tel:     (314) 746-4880
                 Fax:     (407) 678-9982                              Fax:     (314) 746-4848


                  All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if sent by facsimile transmission. Any party may by notice given in accordance with this Section 11.5 designate another address or Person for receipt of notices hereunder.

                  11.6     Severability. Whenever possible, each provision of
                           ------------
this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Warrant or the validity, legality or enforceability of this Warrant in any other jurisdiction. In such event, this Warrant will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  11.7     Governing Law. ALL QUESTIONS CONCERNING THE
                           -------------
CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

                  11.8     No Rights or Liabilities as Stockholder. Nothing
                           ---------------------------------------
contained in this Warrant shall be determined as conferring upon the Warrantholder any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Warrantholder to purchase Warrant Shares, shall give rise to any liability of the Warrantholder to purchase any such Warrant Shares. No enumeration in this Warrant of the rights and privileges of the Warrantholder shall give rise to any liability of the Warrantholder as a stockholder of the Company whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  11.9     Amendment.  No amendment or waiver of any  provision
                           ---------
of this Warrant shall be effective without the prior written consent of the Company and the Warrantholder.

                  11.10    Remedies. The Warrantholder, in addition to being
                           --------
entitled to exercise all rights granted by law, including recovery of damages, will be entitled to equitable remedies including specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                                    LASERSIGHT INCORPORATED



                                    By:  /s/Gregory L. Wilson
                                        ------------------------------
                                    Name:   Gregory L. Wilson
                                        ------------------------------
                                    Title:  Secretary
                                        ------------------------------



Dated: March 12, 2001

                                     Annex I
                                     -------

                               NOTICE OF EXERCISE
                               ------------------

                 (To be executed upon exercise of this Warrant)


                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _________ shares of Common Stock and herewith tenders to the Company as payment for such shares either (a) the amount of $__________ or (b) ________ shares of Common Stock, in accordance with the terms of this Warrant. The undersigned requests that a certificate for such shares be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

                  The undersigned represents that it is acquiring such shares of Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:  __________________________


                                    Signature ___________________________


                                    -------------------------------------
                                             (Print Name)

                                    -------------------------------------
                                             (Street Address)

                                    -------------------------------------
                                    (City)              (State) (Zip Code)



(All signatures must be notarized or guaranteed by an eligible institution that is a member of a recognized medallion signature guaranty program.)

                                    Annex II
                                    --------

                                 ASSIGNMENT FORM
                                 ---------------

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name:
     ---------------------------------------------------------------------------
          (Please typewrite or print name of Assignee in block letters)

Address:
        ------------------------------------------------------------------------

Number of Shares:
                 ---------------------------------------------------------------

and does hereby irrevocably constitute and appoint ____________________________, attorney to make such transfer on the books of LaserSight Incorporated, maintained for the purpose, with full power of substitution in the premises.

Dated:
      --------------------------------------



Signature of Holder:
                    ---------------------------------------------------


         The undersigned ASSIGNEE acknowledges that neither the within Warrant nor, if the registration statement contemplated by the Registration Rights Agreement (as defined in the Warrant) has not been declared effective, any of the Warrant Shares (as defined in the Warrant) have been registered under the Securities Act of 1933, and the undersigned ASSIGNEE represents and warrants to the Company that the Warrant and the Warrant Shares are being acquired for investment and not for distribution or resale, solely for the undersigned's own account and not as a nominee for any other person, and that the undersigned ASSIGNEE will not offer, sell, pledge or otherwise transfer the Warrant or the Warrant Shares except (i) in compliance with the requirements for an available exemption from such Securities Act and any applicable state securities laws or
(ii) pursuant to an effective registration statement or qualification under such Securities Act and any applicable state securities laws.

Dated:
      --------------------------------------



Signature of Assignee:
                      -------------------------------------------------


(All signatures must be notarized or guaranteed by an eligible institution that is a member of a recognized medallion signature guaranty program.)